CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 12/Amendment No. 17 to Registration Statement File Nos. 333-133674/811-05382 on Form N-6 of our report dated March 23, 2018, relating to the financial statements and financial highlights comprising each of the Divisions of Paragon Separate Account A, and our report dated March 19, 2018, relating to the consolidated financial statements and financial statement schedules of Metropolitan Life Insurance Company and subsidiaries, both appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Independent Registered Public Accounting Firm" also in such Statement of Additional Information.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
April 27, 2018

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CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 12/Amendment No. 17 to Registration Statement File Nos. 333-133674/811-05382 on Form N-6 of our report dated April 12, 2018, relating to the consolidated financial statements of General American Life Insurance Company and subsidiary (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to General American Life Insurance Company and subsidiary being a member of a controlled group) appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Independent Auditors" also in such Statement of Additional Information.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
April 27, 2018

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 12/Amendment No. 17 to Registration Statement File Nos. 333-133674/811-05382 on Form N-6 of our report dated April 13, 2018, relating to the consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to Metropolitan Tower Life Insurance Company and subsidiaries being a member of a controlled group) appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Independent Auditors" also in such Statement of Additional Information.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
April 27, 2018